Exhibit 99.2

EXECUTION VERSION

FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT

AGREEMENT

THIS FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) effective as of August 3, 2012, by and among BLOUNT, INC., a Delaware corporation (“Blount, Inc.”), OMARK PROPERTIES, INC., an Oregon corporation (“Omark”), WINDSOR FORESTRY TOOLS LLC, a Tennessee limited liability company (“Windsor”) (Omark, Windsor and Blount, Inc. are sometimes collectively referred to herein as “Borrowers” and individually as “Borrower”); the other Credit Parties signatory hereto; GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (in its individual capacity, “GE Capital”), in its capacity as Agent for the Lenders (as defined below) (“Agent”); and the other Lenders party hereto.

W I T N E S S E T H:

WHEREAS, Borrowers, the other Credit Parties signatory thereto, the lenders party thereto from time to time (the “Lenders”) and Agent are parties to that certain Fourth Amended and Restated Credit Agreement, dated as of June 13, 2011 (as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, Borrowers and the other Credit Parties have requested that Lenders amend certain terms under the Credit Agreement; and

WHEREAS, Borrowers and Lenders have agreed to the requested amendments on the terms and subject to the conditions set forth herein;

NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration paid by each party to the other, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree that all capitalized terms not otherwise defined herein (including the recitals and preamble hereof) shall have the respective meanings ascribed to such terms in the Credit Agreement, after giving effect to this Amendment, and further agree as follows:

1.	Amendments to the Credit Agreement.

(a) Annex A to the Credit Agreement, Definitions, is hereby further modified and amended by deleting the following definitions in their entirety and inserting the following in lieu hereof:

““EBITDA” means, with respect to any Person for any fiscal period, without duplication, an amount equal to (a) consolidated net income of such Person for such period determined in accordance with GAAP, minus (b) the sum of (i) income tax credits, (ii) interest income, (iii) gain from extraordinary items for such period, (iv) any aggregate net gain (but not any aggregate net loss) during any four quarter period exceeding $1,000,000 (and only to the extent that such net gain exceeds $1,000,000, so that the first $1,000,000 of such net gain is not deducted pursuant to this clause (iv)) in the aggregate arising from the sale, exchange or other disposition of capital assets by such Person (including any fixed assets, whether tangible or intangible, all Inventory sold in conjunction with the disposition of fixed assets and all securities), and (v) any other non-cash gains that have been added in determining consolidated net income (except to the extent cash was received by such Person in respect of such non-cash gain in a prior period and provided that, if any cash is received by such Person in respect of such non-cash gain in a subsequent period, EBITDA shall be increased in such subsequent period by the amount of cash so received, but in each case subject to the limitations contained in clause (iv) above), in each case to the extent included in the calculation of consolidated net income of such Person for such period in accordance with GAAP, but without duplication, plus (c) the sum of (i) any provision for income taxes, (ii) Interest Expense plus fees and expenses associated with the Related Transactions that are not capitalized, (iii) loss from extraordinary items for such period, (iv) the amount of non-cash charges (including depreciation and amortization of tangible and intangible assets) for such period (except to the extent cash was paid by such Person in respect of such non-cash charge in a prior period and provided that, if any cash is paid by such Person in respect of such non-cash charge in a subsequent period, EBITDA shall be decreased in such subsequent period by the amount of cash so paid), (v) amortized debt discount for such period, (vi) the amount of any deduction to consolidated net income as the result of any grant to, or exercise by, any members of the management of such Person of any Stock, (vii) cash expenses incurred during any four quarter period in connection with discontinued operations up to $3,000,000 in the aggregate, (viii) any aggregate net loss (but not any aggregate net gain) during any four quarter period not to exceed $1,000,000 in the aggregate arising from the sale, exchange or other disposition of capital assets by such Person (including any fixed assets, whether tangible or intangible, all Inventory sold in conjunction with the disposition of fixed assets and all securities), (ix) expenses incurred in connection with the consolidation of the Credit Parties’ and their Subsidiaries’ warehouses and the curtailment of Credit Parties’ logistics arrangements in an aggregate amount not to exceed $5,000,000 during the term of this Agreement, (x) any non-cash charges in connection with the termination, partial termination, transfer, winding-up or curtailing of one or more of Borrowers’ benefit plans, and any cash charges in an amount not to exceed $500,000 in the aggregate associated with the communication or execution of such termination, partial termination, transfer, winding-up or curtailing, in each case, to the extent that such non-cash charges have been confirmed by the Credit Parties’ outside auditors as non-cash charges and such non-cash and cash charges are included in the calculation of consolidated net income of such Person for such period in accordance with GAAP, but without duplication, (xi) Intentionally Omitted, (xii) Intentionally Omitted, (xiii) cash expenses incurred in connection with the transition of such Person’s chief executive officer or chief executive officer designate incurred between July 1, 2010 throughout the term of this Agreement in an aggregate amount not to exceed $1,800,000 and (xiv) non-recurring charges in respect of restructurings, plant closings, headcount reductions or similar actions, including severance charges in respect of employee terminations, in an

2

aggregate amount not to exceed $5,000,000 during the term of this Agreement. For purposes of this definition, the following items shall be excluded in determining consolidated net income of a Person: (1) Intentionally Omitted; (2) the income (or deficit) of any other Person (other than a Subsidiary) in which such Person has an ownership interest, except to the extent any such income has actually been received by such Person in the form of cash dividends or distributions; (3) the undistributed earnings of any Subsidiary of such Person to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of any contractual obligation or requirement of law applicable to such Subsidiary; (4) any restoration to income of any contingency reserve, except to the extent that provision for such reserve was made out of income accrued during such period; (5) any write-up of any asset; (6) any net gain from the collection of the proceeds of life insurance policies obtained after the Closing Date; (7) any net gain arising from the acquisition of any securities, or the extinguishment, under GAAP, of any Indebtedness, of such Person, (8) in the case of a successor to such Person by consolidation or merger or as a transferee of its assets, any earnings of such successor prior to such consolidation, merger or transfer of assets, and (9) any deferred credit representing the excess of equity in any Subsidiary of such Person at the date of acquisition of such Subsidiary over the cost to such Person of the investment in such Subsidiary.

“Fixed Charges” means, with respect to any Person for any fiscal period, (a) the aggregate of all Interest Expense paid during such period (excluding all non-cash Interest Expense), plus (b) scheduled payments of principal with respect to Indebtedness during such period, plus (c) Capital Expenditures during such period (excluding the financed portion thereof, it being understood that Capital Expenditures funded solely from the proceeds of Revolving Loans shall not be deemed to be financed)), plus (d) the greater of (i) cash payments of income taxes and capital taxes (net of tax refunds received during such period), excluding (A) any taxes paid in connection with the divestiture of Gear Products, Inc., an Oklahoma corporation, or the divestiture of any other Subsidiary or business unit thereof, (B) any taxes paid in connection with the repatriation of cash from a foreign jurisdiction under Section 965 of the IRC (together with the rules and regulations promulgated thereunder) and any other similar law, rule or regulation enacted by a United States Governmental Authority providing for reduced effective tax rates on cash so repatriated and (C) any additional taxes in connection with audit adjustments in an aggregate amount up to $15,000,000 that are due and payable as a result of any Internal Revenue Service audit or examination of the tax returns of the Credit Parties for tax years 2008, 2009 and 2010 (collectively, “Additional Taxes”); provided, however, such excluded taxes in clauses (A) and (B) shall not exceed $10,000,000 in any trailing four quarter period and (ii) zero, plus (e) Restricted Payments made pursuant to Section 6.14(f), plus (f) any refund, setoff or reduction in income taxes or capital taxes paid or

3

payable as a result of having paid Additional Taxes (for the avoidance of doubt, any refund, setoff or reduction of income taxes or capital taxes under this clause (f) shall have the effect of increasing Fixed Charges for the applicable period).”

(b) Annex G to the Credit Agreement, Financial Covenants, is hereby modified and amended by deleting the chart in subsection (b) in its entirety and inserting the following in lieu thereof:

Period:	Maximum Leverage Ratio:
For the fiscal quarters ending on June 30, 2012	4.00 to 1.00
For the fiscal quarters ending on September 30, 2012 and December 31, 2012	4.25 to 1.00
For the fiscal quarters ending on March 31, 2013 and June 30, 2013	4.00 to 1.00
For the fiscal quarters ending on September 30, 2013 and December 31, 2013	3.75 to 1.00
For the fiscal quarters ending on March 31, 2014, June 30, 2014 and September 30, 2014	3.50 to 1.00
For the fiscal quarters ending on December 31, 2014 and March 31, 2015	3.25 to 1.00
For the fiscal quarters ending June 30, 2015 and thereafter	3.00 to 1.00

2. No Other Consents or Amendments. Except as otherwise expressed herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent and Lenders under the Credit Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or any of the other Loan Documents. Except for the amendments set forth above, the text of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect and each Credit Party hereby ratifies and confirms its obligations thereunder. This Amendment shall not constitute a modification of the Credit Agreement or any other Loan Document or a course of dealing between Borrowers and the other Credit Parties, on the one hand, and Lenders, on the other hand, at variance with the Credit Agreement or any other Loan Document such as to require further notice by Lenders to Borrowers or such Credit Parties to require strict compliance

4

with the terms of the Credit Agreement and the other Loan Documents in the future, except as expressly set forth herein. Each Borrower and each other Credit Party acknowledges and expressly agrees that Lenders reserve the right to, and do in fact, require strict compliance with all terms and provisions of the Credit Agreement and the other Loan Documents. Neither any Borrower nor any other Credit Party has knowledge of any challenge to Lenders’ claims arising under the Loan Documents or the effectiveness of the Loan Documents.

3. Conditions Precedent to Effectiveness. This Amendment shall be effective as of the date first written above upon satisfaction of the following:

(a) Agent’s receipt of a counterpart hereof duly executed by Borrowers, Credit Parties and each Lender;

(b) Agent’s receipt of an amendment fee, for the pro rata benefit of each Lender (including GE Capital) executing this Amendment, in the aggregate amount of 0.125% of (i) the Revolving Loan Commitment of the Lenders executing this Amendment and (ii) the outstanding amount of the Term Loan of the Lenders executing this Amendment; and

(c) the representations and warranties of Borrowers and other Credit Parties contained in this Amendment shall be true and accurate in all respects (or, with respect to any representation or warranty that is not otherwise qualified as to materiality, in all material respects).

4. Representations and Warranties of Borrowers and Other Credit Parties. The Credit Parties executing this Amendment, jointly and severally, make the following representations and warranties to Agent and each Lender with respect to all Credit Parties, each and all of which shall survive the execution and delivery of this Amendment:

(a) this Amendment has been executed and delivered by duly authorized representatives of each Credit Party, and the Credit Agreement, as modified and amended by this Amendment, constitutes a legal, valid and binding obligation of each Credit Party, and is enforceable against each Credit Party in accordance with its terms;

(b) no Default or Event of Default has occurred or is continuing; and

(c) all of the representations and warranties of each Credit Party contained in the Credit Agreement continue to be true and correct in all material respects as of the date hereof as though made on and as of such date, except to the extent that such representation or warranty expressly relates to an earlier date or except for changes therein expressly permitted or expressly contemplated by the Credit Agreement, as amended hereby.

5. Effect on the Credit Agreement and other Loan Documents. Except as specifically provided herein, the Credit Agreement and the other Loan Documents shall remain in full force and effect, and are hereby ratified, reaffirmed and confirmed. This Amendment shall be deemed to be a Loan Document for all purposes.

6. Costs and Expenses. Each Borrower, jointly and severally, agrees to pay on demand all fees, costs and expenses incurred in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees, costs and expenses of counsel for Agent with respect thereto and with respect to advising Agent as to its rights and responsibilities hereunder and thereunder.

5

7. Counterparts. This Amendment may be executed in any number of separate counterparts and by the different parties hereto on separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. In proving this Amendment in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by facsimile or other electronic transmission shall be deemed an original signature hereto.

8. GOVERNING LAW. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AMENDMENT, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AMENDMENT AND THE OBLIGATIONS SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. EACH CREDIT PARTY HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK COUNTY, CITY OF NEW YORK, NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE CREDIT PARTIES, AGENT AND LENDERS PERTAINING TO THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS; PROVIDED, THAT AGENT, LENDERS AND THE CREDIT PARTIES ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK COUNTY; PROVIDED FURTHER, THAT NOTHING IN THIS AMENDMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE AGENT FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF AGENT, AND CREDIT PARTIES MAY MAKE ANY COUNTERCLAIMS RELATING TO THE SAME MATTER, REQUESTS FOR EQUITABLE RELIEF RELATING TO THE SAME MATTER OR AFFIRMATIVE DEFENSES IN CONNECTION THEREWITH. EACH CREDIT PARTY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH CREDIT PARTY HEREBY WAIVES ANY OBJECTION THAT SUCH CREDIT PARTY MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH CREDIT PARTY HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH CREDIT PARTY AT THE ADDRESS SET FORTH IN ANNEX I OF THE CREDIT AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH CREDIT PARTY’S ACTUAL RECEIPT THEREOF OR 3 DAYS AFTER DEPOSIT IN THE UNITED STATES MAILS, PROPER POSTAGE PREPAID.

6

[The remainder of the page is intentionally blank.]

7

IN WITNESS WHEREOF, the parties hereto have executed this Amendment or caused it to be executed under seal by their duly authorized officers, as of the day and year first written above.

BORROWERS:

BLOUNT, INC., a Delaware corporation

By:	/s/ Chad E. Paulson
Name: Chad E. Paulson
Title: Vice President, General
Counsel and Secretary

OMARK PROPERTIES, INC., an Oregon corporation

By:	/s/ Chad E. Paulson
Name: Chad E. Paulson
Title: Vice President, General Counsel and Secretary

WINDSOR FORESTRY TOOLS LLC, a Tennessee limited liability company

By:	Blount, Inc., its sole member

By:	/s/ Chad E. Paulson
Name: Chad E. Paulson
Title: Vice President, General Counsel and Secretary

FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

AGENT AND LENDERS:

GENERAL ELECTRIC CAPITAL CORPORATION, as Agent and a Lender

By:	/s/ Judith Langan
Name: Judith Langan
Title: Duly Authorized Signatory

FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

GE CAPITAL BANK, formerly known as GE Capital Financial, Inc.,

By:	/s/ Dennis P. Leonard
Name: Dennis P. Leonard
Title: Duly Authorized Signatory

FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

Bank of America, N.A.,

By:	/s/ Daryl K. Hogge
Name: Daryl K. Hogge
Title: Senior Vice President

FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A.,

By:	/s/ Keith Winzenried
Name: Keith Winzenried
Title: Credit Executive

FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

Wells Fargo Bank, National Association,

By:	/s/ Dawn Mace Moore
Name: Dawn Mace Moore
Title: Vice President

FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

TD Bank,

By:	/s/ Michele Dragonetti
Name: Michele Dragonetti
Title: Senior Vice President

FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

SUMITOMO MITSUI BANKING CORPORATION,

By:	/s/ David W. Kee
Name: David W. Kee
Title: Managing Director

FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

KEYBANK NATIONAL ASSOCIATION,

By:	/s/ Thomas A. Crandell
Name: Thomas A. Crandell
Title: Senior Vice President

FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

HSBC Bank USA, N.A.,

By:	/s/ Tara C. O’Boyle
Name: Tara C. O’Boyle
Title: Assistant Vice President

FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

BANK OF THE WEST,

By:	/s/ Sean Edwards
Name: Sean Edwards
Title: Vice President

FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

UMPQUA BANK,

By:	/s/ Ken Vogt
Name: Ken Vogt
Title: Vice President

FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

OneWest Bank, FSB

By:	/s/ John Farrace
Name: John Farrace
Title: EVP

FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

US Bank, N.A.

By:	/s/ Mark D. Rodgers
Name: Mark D. Rodgers
Title: Assistant Vice President

FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

Citizens Bank

By:	/s/ Todd A. Seehase
Name: Todd A. Seehase
Title: First Vice President

FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

UNION BANK, N.A.

By:	/s/ John F. Wharton
Name: John F. Wharton
Title: Vice President

FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

CATHAY BANK

By:	/s/ Nancy A. Moore
Name: Nancy A. Moore
Title: Senior Vice President

FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

Manufacturers Bank

By	: /s/ Dirk Price
Name: Dirk Price
Title: Vice President

FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

The following Persons are signatories to this Agreement in their capacity as Credit Parties and not as Borrowers.

CREDIT PARTIES:

BLOUNT INTERNATIONAL, INC., a Delaware corporation

By:	/s/ Chad E. Paulson

Name: Chad E. Paulson
Title: Vice President, General Counsel and Secretary

BI, L.L.C., a Delaware limited liability company

By: Blount, Inc., its managing member

By:	/s/ Calvin E. Jenness
Name: Calvin E. Jenness
Title: Senior Vice President and Chief Financial Officer
(Principal Financial Officer)

4520 CORP., INC., a Delaware corporation

By:	/s/ Chad E. Paulson
Name: Chad E. Paulson
Title: Vice President, General
Counsel and Secretary

SP COMPANIES, INC., a Delaware corporation

By:	/s/ Chad E. Paulson
Name: Chad E. Paulson
Title: Vice President, General
Counsel and Secretary

FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

SPEECO, INCORPORATED, a Delaware corporation

By:	/s/ Calvin E. Jenness
Name: Calvin E. Jenness
Title: Senior Vice President and Chief Financial Officer
(Principal Financial Officer)

FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT